UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2012, the Causeway International Opportunities Fund’s (“Fund’s”) Institutional Class returned 23.11% and Investor Class returned 22.84%, compared to 15.04% for the MSCI All Country World Index ex U.S. (“ACWI ex US Index”). Since the Fund’s inception on December 31, 2009, its average annual total returns are 5.89% for the Institutional Class and 5.63% for the Investor Class, compared to 2.57% for the ACWI ex US Index. At fiscal year-end, the Fund had net assets of $15 million.

Performance Review

The Fund is a fund of funds that invests substantially all of its assets in Causeway International Value Fund (the “Value Fund”) and Causeway Emerging Markets Fund (the “EM Fund,” and together the “underlying funds”). References to holdings and industries are based on the holdings of the underlying funds in proportion to the Fund’s allocation.

Both developed and emerging markets equities delivered a strong recovery over the fiscal year, rebounding from market lows of late-2011. Performance over the period was uneven, as investor sentiment vacillated between the European sovereign debt crisis and global economic growth concerns, and central bank-fueled optimism. For the full fiscal year, emerging markets outperformed developed international markets, although the Value Fund outperformed the EM Fund.

For the Value Fund, over the past several years, we bought and added to positions in high-quality companies in cyclical industries whose earnings are linked to the economic cycle. Despite the economic sensitivity, these companies boast abundant financial strength and strong capital allocation. We avoided financially-leveraged companies, especially unstable banks. In addition, by March of this year, we identified increasingly elevated levels of prospective price volatility. As a result, our portfolio management team deliberately reduced exposure to many stocks in the Value Fund with the highest “marginal-contribution-to-risk” (a relative risk measurement used by the investment team). We wanted to defend the portfolio from bad news and subsequent downside volatility. This risk-reduction exercise proved invaluable; we not only protected capital in the second (calendar) quarter of 2012, but the Fund also benefited from the market rebound of the past four months.

Similar to last year, we continued to find some of the greatest upside potential in developed markets equities listed in European markets. As a result, the Value Fund was overweight euro zone-listed companies versus the MSCI EAFE Index. Due to the high correlation of the euro to equity markets in general, when investors were bullish, equity markets would rise and the euro would appreciate, and vice versa. Over the fiscal year, we sought to reduce the Value Fund’s net exposure to the euro currency by hedging to seek a degree of protection from euro weakness. We continue to monitor the euro currency closely.

We use a quantitative factor-based investment process to select stocks for the EM Fund, analyzing both “bottom-up” and “top-down” factors. Our bottom-up criteria, currently 75% of our model weight,

2	Causeway International Opportunities Fund

place considerable emphasis on a company’s specific valuation characteristics and factors indicating superior earnings growth. Our bottom-up factors performed strongly in the fiscal year, led by our earnings growth factor. Risk-averse investors preferred companies able to grow earnings amid an environment of slowing economic growth. Our top-down criteria evaluate a company’s country, sector, and macroeconomic factors. Weak performance from our macroeconomic factors caused our top-down factors to detract marginally from the EM Fund’s return.

Underlying fund holdings in the materials, capital goods, and technology hardware & equipment industry groups contributed the most to the Fund’s relative to the ACWI ex US Index. Underlying fund holdings in the consumer services and food & staples retailing industry groups, and an underweight to the real estate industry group, detracted from relative outperformance. The top individual contributor to performance was jet engine manufacturer, Rolls Royce (United Kingdom). Additional notable contributors included pharmaceutical firm, Sanofi (France), tobacco and ginseng company, KT&G (South Korea), mail and parcel delivery company, Deutsche Post (Germany), and paint & coatings producer, Akzo Nobel (Netherlands). The biggest laggard was lottery & sports betting provider, OPAP (Greece). We sold the position during the period to protect capital, should Greece exit the euro zone. Additional top individual detractors included metals & mining company, Eurasian Natural Resources (United Kingdom), mail & parcel delivery company, PostNL (Netherlands), pachinko game manufacturer, Sankyo (Japan), and Apple Inc. manufacturing partner, Hon Hai Precision Industry (Taiwan).

Equity Allocation Model Update

We use a proprietary quantitative equity allocation model that assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: macroeconomic, earnings growth, financial strength, valuation, and risk aversion.

As of September 30, 2012, the Fund invested 77.9% of its net assets in the Value Fund and 22.1% in the EM Fund. At the beginning of the period, the Fund’s investment in the EM Fund modestly exceeded the emerging markets weight in the ACWI ex US Index. The overweight grew to a peak of 1.5% in late 2011, and then decreased throughout the remainder of the fiscal year. The Fund’s allocation to the EM Fund decreased below the emerging markets weight of the ACWI ex-US Index in March 2012, and finished the fiscal year 1.8% underweight to the emerging markets portion of the ACWI ex-US Index. Our allocation decisions were neutral in their contribution to relative performance.

Currently, all of our factor categories recommend underweights to emerging markets. Our valuation factor shows that the asset class is fully priced when compared to developed markets. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE EM Volatility Index (VXEEM), indicates complacency — another negative

Causeway International Opportunities Fund	3

signal for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets. The global yield curve is an important indicator, as it reflects global growth prospects as well as tightness/looseness of monetary conditions. Also on the negative side, our earnings growth factor indicates that the near-term earnings revisions profile of the emerging markets is poorer than that of the developed markets. Our financial strength metrics, which include such measures as interest coverage and return on equity, also are negative for emerging markets.

Investment Outlook

Markets have appreciated substantially over the trailing twelve months, yet they still trade on undemanding valuation multiples. In this environment where certain segments of the global equity markets have proven a haven for nervous investors, careful stock selection is essential. In a prolonged low interest rate environment, we should expect more modest upside for equities than in inflationary periods.

For our developed markets portfolio, we have identified a wide array of undervalued investment opportunities in virtually every region, in a number of sectors, and across the market capitalization spectrum from mega-cap to small-cap. We continue to prefer high quality leading franchises. These companies are typically market share leaders in their competitive landscape, possess strong balance sheets (either with net cash or ample access to capital), and have a keen interest in rewarding shareholders by paying dividends or repurchasing shares. We remain disciplined to our process. We trim back or exit our “winners” — defined as companies that have met or exceeded our risk-adjusted return targets — and recycle cash proceeds into superior investment candidates. Our search for value continues.

Emerging markets face several headwinds. Growth is moderating, and economists are revising down gross domestic product forecasts for 2012 and 2013. We see signs of complacency in markets: the VIX Index has fallen to the high-teens, a level last reached just prior to the commencement of the financial crisis. Historically, this has been a negative signal for emerging markets. Yet, our outlook remains positive. Economists still forecast developing economies will grow over 4% on average in 2013. Inflation forecasts, also being revised down, remain benign, which should allow central banks to continue to enact stimulative measures. Our multi-factor approach to emerging markets investing is designed to find undervaluation and competitive upside potential in stocks across the emerging markets landscape, while maintaining layers of diversification by size, sector, and geography. We are focused on adding holdings to the portfolio that, in addition to being undervalued, are cash generative and distribute profits to shareholders through dividends and share buybacks. Our process also seeks to identify companies that can generate earnings growth in a slow-growth environment. We currently have a slight bias towards stocks with higher financial leverage, volatility, and cyclicality, because of their undervaluation. This investment process has extracted alpha (performance over the EM Index) in the past, and we believe it should continue to provide superior risk-adjusted long-term returns in the years ahead.

4	Causeway International Opportunities Fund

We thank you for your investment in Causeway International Opportunities Fund and look forward to serving you in the future.

October 22, 2012

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathon P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

* Dividends paid on International Value Fund portfolio holdings are not reflective of dividends paid by the International Value Fund or the International Opportunities Fund to its shareholders.

Causeway International Opportunities Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI All Country World Index ex US (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

*The inception date of Causeway International Opportunities Fund was December 31, 2009. The MSCI All Country World Index Return is from December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI All Country World Index ex US (Gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2012

Causeway International Opportunities Fund	Number of Shares	Value
AFFILIATED MUTUAL FUNDS
Causeway Emerging Markets Fund, Institutional Class	305,153	$3,415
Causeway International Value Fund, Institutional Class[1]	955,300	12,037

Total Affiliated Mutual Funds
(Cost $15,112) — 100.1%		15,452

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.070% **	5,137	5

Total Short-Term Investment
(Cost $5) — 0.0%		5

Total Investments — 100.1%
(Cost $15,117)		15,457

Liabilities in Excess of Other Assets — -0.1%		(9)

Net Assets — 100.0%		$15,448

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2012.
1	The Fund’s investment in Institutional Class shares of Causeway International Value Fund represents greater than 75% of the Fund’s total investments. Causeway International Value Fund seeks long-term growth of capital and income. The annual report as of September 30, 2012, for Causeway International Value Fund is attached to these financial statements. Further financial information on Causeway International Value Fund is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements

Causeway International Opportunities Fund	7

SECTOR DIVERSIFICATION

As of September 30, 2012, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	% of Net Assets
Affiliated Mutual Funds	100.1%

Other Assets in Excess of Liabilities	-0.1

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements

8	Causeway International Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

9/30/12
ASSETS:
Affiliated Investments at Value (Cost $15,112)	$15,452
Short-Term Investments at Value (Cost $5)	5
Receivable due from Adviser	20
Prepaid Expenses	9

Total Assets	15,486

LIABILITIES:
Payable for Trustees’ Fees	1
Payable due to Administrator	1
Other Accrued Expenses	36

Total Liabilities	38

Net Assets	$15,448

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$15,058
Accumulated Net Realized Gain on Investments and Affiliated Investments	50
Net Unrealized Appreciation on Investments and Affiliated Investments	340

Net Assets	$15,448

Net Asset Value Per Share (based on net assets of $14,886,639 ÷ 1,334,646 shares) — Institutional Class	$11.15

Net Asset Value Per Share (based on net assets of $561,250 ÷ 50,468 shares) — Investor Class	$11.12

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements

Causeway International Opportunities Fund	9

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/11 to 9/30/12
INVESTMENT INCOME:
Dividend Income from Affiliated Investments	$246

Total Investment Income	246

EXPENSES:
Transfer Agent Fees	53
Professional Fees	37
Printing Fees	34
Registration Fees	23
Administration Fees	10
Custodian Fees	6
Trustees’ Fees	3
Shareholder Service Fees — Investor Class	1
Other Fees	2

Total Expenses	169

LESS:
Reimbursement of Other Expenses by Adviser	(155)

Net Expenses	14

Net Investment Income	232

REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net Realized Gain on Sale of Affiliated Investments	61
Net Change in Unrealized Appreciation on Affiliated Investments	1,568

Net Realized and Unrealized Gain on Affiliated Investments	1,629

Net Increase in Net Assets Resulting from Operations	$1,861

The accompanying notes are an integral part of the financial statements

10	Causeway International Opportunities Fund

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/1/11 to 9/30/12	10/1/10 to 9/30/11
OPERATIONS:
Net Investment Income	$232	$22
Net Realized Gain on Sale of Affiliated Investments	61	31
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	1,568	(1,397)

Net Increase (Decrease) in Net Assets Resulting From Operations	1,861	(1,344)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(238)	(25)
Investor Class	(5)	(2)

Total Dividends to Shareholders	(243)	(27)

Distributions from Net Capital Gains:
Institutional Class	(26)	—
Investor Class	—	—

Total Distributions from Net Capital Gains:	(26)	—

Total Dividends and Distributions to Shareholders:	(269)	(27)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	6,337	7,338
Redemption Fees(2)	1	—

Total Increase in Net Assets	7,930	5,967

NET ASSETS:
Beginning of Year	7,518	1,551

End of Year	$15,448	$7,518

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements

Causeway International Opportunities Fund	11

FINANCIAL HIGHLIGHTS

For the year or period ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)	Net Realized and Unrealized Gain (Loss) on Investments($)	Total from Operations($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND†
Institutional
2012	9.35	0.20	1.91	2.11	(0.28)	(0.03)	(0.31)
2011	10.67	0.05	(1.18)	(1.13)	(0.19)	—	(0.19)
2010(1)(2)	10.00	(0.01)	0.68	0.67	—	—	—
Investor
2012	9.32	0.10	1.98	2.08	(0.25)	(0.03)	(0.28)
2011	10.65	0.11	(1.27)	(1.16)	(0.17)	—	(0.17)
2010(1)(2)	10.00	(0.03)	0.68	0.65	—	—	—

(1)	Commenced operations on December 31, 2009.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements

12	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.15	23.11	14,887	0.11	1.39	1.95	5
9.35	(10.90)	7,351	0.11	2.74	0.46	5
10.67	6.70	1,409	0.11	11.69	(0.11)	3

11.12	22.84	561	0.36	1.61	0.95	5
9 .32	(11.13)	167	0.36	3.62	0.99	5
10.65	6.50	142	0.36	11.36	(0.36)	3

The accompanying notes are an integral part of the financial statements

Causeway International Opportunities Fund	13

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – The assets of the Fund consist of investments in affiliated investment companies and money market funds which are valued at their daily net asset values per share.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of September 30, 2012, all of the Fund’s investments are Level 1.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the

14	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

hierarchy during the reporting period. For the Fund there were no transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the year ended September 30, 2012, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as dividend income in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption

Causeway International Opportunities Fund	15

NOTES TO FINANCIAL STATEMENTS

(continued)

fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the year ended September 30, 2012, the Institutional Class retained $880 in redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is not paid any fees. The Fund invests primarily in Causeway International Value Fund and Causeway Emerging Markets Fund, which separately pay advisory fees to the Adviser. The Adviser has contractually agreed through January 31, 2013 to reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.11% of Institutional Class and Investor Class average daily net assets. For the year ended September 30, 2012, the Adviser reimbursed expenses of $154,715.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $10,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2012, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2012, approximately $1.366 million of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2012, for the Fund were as follows:

Purchases (000)	Sales (000)
$6,949	$644

16	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The following is a rollforward of affiliated investments for the year ended September 30, 2012 (000):

	Causeway Emerging Markets Fund	Causeway International Value Fund
Beginning balance as of September 30, 2011	$1,780	$5,737
Purchases	1,625	5,326
Sales	(308)	(337)
Realized Gain	47	14
Unrealized Gain	271	1,297

Ending balance as of September 30, 2012	$3,415	$12,037

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to the utilization of net investment losses against short term gains were reclassified to/(from) the following accounts as of September 30, 2012 (000):

Undistributed Net Investment Income	Accumulated Net Realized Loss
$11	$(11)

These reclassifications had no impact on net assets or net asset value per share.

Causeway International Opportunities Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$231	$38	$269
2011	27	—	27

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Long-Term Capital Gains	$51
Unrealized Appreciation	339

Total Distributable Earnings	$390

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$15,118	$375	$(36)	$339

7.	Capital Shares Issued and Redeemed (000)

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Value	Shares	Value
Institutional
Shares Sold	549	$6,022	652	$7,262
Shares Issued in Reinvestment of Dividends and Distributions	28	264	2	25
Shares Redeemed	(29)	(308)	—	—

Increase in Shares Outstanding Derived from Institutional Class Transactions	548	5,978	654	7,287

Investor
Shares Sold	33	368	12	127
Shares Issued in Reinvestment of Dividends and Distributions	1	5	—	2
Shares Redeemed	(1)	(14)	(7)	(78)

Increase in Shares Outstanding Derived from Investor Class Transactions	33	359	5	51

Increase in Shares Outstanding from Capital Share Transactions	581	$6,337	659	$7,338

18	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2012, three of the Fund’s shareholders owned 89% of net assets in the Institutional Class and one of the Fund’s affiliated shareholders owned 20% of the net assets in the Investor Class.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Opportunities Fund	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway International Opportunities Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Opportunities Fund (the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 29, 2012

20	Causeway International Opportunities Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Please consult your tax adviser for proper treatment of this information. For the fiscal year ended September 30, 2012, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
13.95%	86.05%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Opportunities Fund	21

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Board Members” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trust’s Statement of Additional Information (“SAI”) included additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEE
Hon. John A. G. Gavin Age: 81	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings international consulting and investment holding company) (since 1968); U.S. Ambassador to Mexico (1981-1986)	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and Wiley Funds

John R. Graham Age: 51	Trustee	Since 10/08	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	None

Lawry J. Meister Age: 50	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (since 2012)	5	None

Eric H. Sussman Age: 46	Trustee; Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Senior Lecturer (since July 2011) and Tenured Lecturer (1995- June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)

22	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEE[5]
Mark D. Cone Age: 44	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	5	None
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Secretary	Since 10/11	Associate Attorney of the Adviser (since 2004).	N/A	N/A

Dianne Sulzbach[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/11	Corporate Counsel of the Administrator (since 2011); Associate Counsel, Morgan Lewis & Bockius (2006-2010).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 55	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

Causeway International Opportunities Fund	23

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2012, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

24	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Opportunities Fund	25

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,004.50	0.11%	$0.55

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.52	0.11%	$0.56
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,003.60	0.36%	$1.80

Hypothetical 5% Return
Investor Class	$1,000.00	$1,023.27	0.36%	$1.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

26	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on July 30, 2012, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser,(2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2012, compared to the results of the MSCI All Country World Index ex U.S. (the “Index”) and the mutual funds included in the Morningstar Foreign Large Blend

Causeway International Opportunities Fund	27

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

category of funds. They noted that that the Fund had outperformed the Index and the Morningstar category average for the one-year and since inception periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and expenses with those of other similar mutual funds. They recognized that while the Adviser does not receive an advisory fee for managing the Fund, because the Fund invests in other series of the Trust, the Adviser receives advisory fees from those other series with respect to assets invested by the Fund, and the shareholders of the Fund bear the expenses of those other series. They noted that although the Fund’s “effective” advisory fee is higher than the average and median advisory fees of the mutual funds in the Morningstar category, its “effective” expense ratios for Institutional and Investor class shares, after application of the Adviser’s expense limit agreement, are below or near the averages for the funds in its category, respectively. They also noted that the Adviser limits contractually the Fund’s direct expenses.

•

The Trustees compared the Fund’s effective advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that the fees paid by the Adviser’s separate accounts are lower than the effective fee paid by the Fund, and the fees charged to the Adviser’s group trust investors, which are higher than the fee paid by the Fund, are bundled with custody and administration charges. With respect to the separate accounts, the Trustees concluded that the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, participation in regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s effective advisory fee and effective expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and the estimated profits or losses realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s after-tax net loss with respect to such services for the twelve months ended June 30, 2012 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also noted that, due to its expense limit agreement with respect to the Fund, the Adviser may continue to experience losses managing the Fund for a period of time.

28	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (concluded)

Fifth, regarding economies of scale, the Trustees observed that the Fund does not pay an advisory fee, and further observed that, although the fee schedules of the series of the Trust in which the Fund invests – Causeway International Value Fund and Causeway Emerging Markets Fund – do not have breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, the expense limit agreement, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that the Adviser, at least in the Fund’s early years, would incur significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fallout” benefits – the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefits received by the Adviser are advisory fees paid by the series of the Trust in which the Fund invests and research services provided by brokers used by those Funds, and that these benefits are reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the July 30, 2012 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2012.

Causeway International Opportunities Fund	29

SUPPLEMENTAL FINANCIAL INFORMATION

CAUSEWAY INTERNATIONAL VALUE FUND:

ANNUAL REPORT AS OF SEPTEMBER 30, 2012

30	Causeway International Opportunities Fund

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2012, the Institutional and Investor Classes of the Causeway International Value Fund (the “Fund”) returned 24.29% and 24.07%, respectively, compared to 14.33% for the MSCI EAFE Index (the “EAFE Index”). Since the Fund’s inception on October 26, 2001, its average annual total returns are 8.03% for the Institutional Class and 7.77% for the Investor Class compared to 5.81% for the EAFE Index. At fiscal year-end, the Fund had net assets of $1.642 billion.

Performance Review

Fiscal 2012 was a year of three distinct periods. From October 1, 2011 through the end of February, international markets, as measured by the EAFE Index, advanced approximately 14%. During the next three months, concerns resurfaced over the European sovereign debt crisis and slowing global economic growth, erasing those gains. As a result, the EAFE Index lost 13%. Then, from June 1, 2012 through the end of September, 2012, accommodative monetary policy boosted liquidity, and stock markets advanced in every region, with the EAFE Index gaining approximately 14%.

Over the past several years, we bought and added to positions in high-quality companies in cyclical industries whose earnings are linked to the economic cycle. Despite the economic sensitivity, these companies boast abundant financial strength and efficient use of capital. We avoided financially-leveraged companies, especially unstable banks. In addition, by March of this year, we identified increasingly elevated levels of prospective price volatility. As a result, our portfolio management team deliberately reduced exposure to many stocks in the Fund with the highest “marginal-contribution-to-risk” (a relative risk measurement used by the investment team). We wanted to defend the portfolio from bad news and subsequent downside volatility. This risk-reduction exercise proved invaluable; we not only protected capital in the second (calendar) quarter of 2012, but the Fund also benefited from the market rebound of the past four months.

For the fiscal year, Fund holdings in the capital goods, materials, technology hardware & equipment, energy, and transportation industry groups contributed the most to the Fund’s outperformance relative to the EAFE Index. Holdings in the consumer services, food & staples retailing, semiconductor & semiconductor equipment, and commercial & professional services industry groups, as well an underweight to the real estate industry group, detracted from relative performance. The largest individual contributor to absolute return this year was jet engine manufacturer, Rolls Royce (United Kingdom). Additional top contributors to the absolute return included pharmaceutical giant, Sanofi (France), mail & parcel delivery company, DeutschePost (Germany), paint & coatings producer, Akzo Nobel (Netherlands), and database & publishing provider, Reed Elsevier (Netherlands). The biggest laggard was lottery & sports betting provider, OPAP (Greece), which was sold during the period to protect capital, should Greece exit the euro zone. Additional top individual detractors included metals & mining company, Eurasian Natural Resources (UK), mail & parcel delivery company, PostNL (Netherlands), pachinko game manufacturer, Sankyo (Japan), and semiconductor equipment manufacturer, Tokyo Electron (Japan).

32	Causeway International Value Fund

Currencies continued to fluctuate this fiscal year. The Australian dollar, Canadian dollar, and British pound each appreciated versus the US dollar. Meanwhile the euro, the Swiss franc, and, to a much smaller degree, the Japanese yen, each depreciated versus the dollar. From a US-dollar based perspective, the net effect translated to a modest amplification of returns for international investments. Similar to last year, we continued to find some of the greatest upside potential in global equities in Europe. As a result, the Fund was overweight euro zone-listed companies versus the EAFE Index throughout the fiscal year. Our quantitative research colleagues brought to our attention the high correlation of the euro to equity markets in general. When investors were bullish, equity markets would rise and the euro would appreciate, and vice versa. Our goal is to manage risk — defined as volatility — while attempting to maximize returns. Over the fiscal year, we sought to reduce portfolio volatility by hedging a portion of the active euro weight (euro exposure in excess of the benchmark) through the use of euro/dollar hedges. This provided the Fund a degree of protection from euro weakness and allowed us to continue seeking alpha (performance above the benchmark) from stock selection. We continue to monitor the euro currency closely.

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to or exit completely several holdings which had reached fair value. The largest sales during the period included digital security company, Gemalto (France), jet engine manufacturer, Rolls Royce (United Kingdom), pneumatic controls manufacturer, SMC Corp (Japan), industrial gas company, Air Liquide (France), and shipbuilder & heavy equipment manufacturer, Hyundai Heavy (South Korea). Significant purchases this fiscal year included three energy producers, Total (France), BG Group (United Kingdom) and CNOOC (Hong Kong). Additional top purchases included securities exchange, Deutsche Boerse (Germany) and food & staples retailer, Tesco (United Kingdom).

Fund exposures to currencies (excluding hedges), sectors and countries are largely a by-product of our bottom-up portfolio construction process. With that said, the Fund’s weights in the energy sector increased the most compared to the beginning of the fiscal year, while weights in the industrials and consumer discretionary sectors incurred the greatest decrease. From a regional perspective, the most notable weight changes included higher exposure to companies listed in Germany. Meanwhile, the most significantly reduced country weights included South Korea and Greece.

Investment Outlook

Markets have appreciated substantially over the trailing twelve months, yet they still trade on undemanding valuation multiples. In this environment, where certain segments of the global equity markets have proven a haven for nervous investors, careful stock selection is essential. In a period of prolonged low interest rates, we should expect more modest upside potential for equities than in times of inflation. As a result, avoiding portfolio losers is paramount. We have decreased portfolio prospective

Causeway International Value Fund	33

risk (defined as standard deviation of returns), reducing our forecasted portfolio volatility and forecast beta (a measure of sensitivity to index moves) below that of the EAFE Index. We have identified a wide array of undervalued investment opportunities in virtually every region, in a number of sectors, and across the market capitalization spectrum from mega-cap to small-cap. We continue to prefer high quality leading franchises. These companies are typically market share leaders in their competitive landscape, possess strong balance sheets (either with net cash or ample access to capital), and have a keen interest in rewarding shareholders by paying dividends and/or repurchasing shares. We remain disciplined in our investment process. We trim back or exit our “winners” — defined as companies that have met or exceeded our risk-adjusted return targets — and recycle cash proceeds into superior investment candidates. Our search for value continues.

We thank you for your continued confidence in Causeway International Value Fund.

October 22, 2012

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

34	Causeway International Value Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Value Fund, Investor Class shares versus the MSCI EAFE Index (gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway International Value Fund was October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE Index (gross) is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 22 stock markets in Europe, Australasia, New Zealand and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

Causeway International Value Fund	35

SCHEDULE OF INVESTMENTS (000)*

September 30, 2012

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK
France — 12.4%
Air Liquide SA	133,631	$16,563
AXA SA	1,275,638	18,999
BNP Paribas	405,723	19,280
Legrand SA1	875,630	33,003
Sanofi-Aventis SA	572,460	48,810
Technip SA	282,567	31,413
Total SA	714,837	35,458

		203,526

Germany — 14.2%
BASF SE	93,809	7,914
Bayer AG	308,869	26,526
Daimler AG	336,247	16,275
Deutsche Boerse AG	447,884	24,786
Deutsche Post AG	1,378,774	26,931
Linde AG1	232,495	40,035
Muenchener Rueckversicherungs AG	152,243	23,770
SAP AG	378,810	26,827
Siemens AG	403,416	40,234

		233,298

Hong Kong — 3.3%
China Merchants Holdings International Co. Ltd.	1,886,000	5,813
CNOOC Ltd.	11,778,000	24,151
Yue Yuen Industrial Holdings Ltd.	6,950,533	23,396

		53,360

Ireland — 2.2%
Ryanair Holdings PLC ADR[2]	583,900	18,831
Smurfit Kappa Group PLC	1,642,907	16,594

		35,425

The accompanying notes are an integral part of the financial statements.

36	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2012

Causeway International Value Fund	Number of Shares	Value

Italy — 1.1%
Snam Rete Gas SpA	4,158,959	$18,438

Japan — 14.8%
Bank of Yokohama Ltd.	191,000	908
Fanuc Corp.	98,200	15,830
Honda Motor Co. Ltd.	824,100	25,312
JGC Corp.	1,412,000	47,133
KDDI Corp.	505,500	39,253
Sankyo Co. Ltd.	218,600	10,182
Shin-Etsu Chemical Co. Ltd.	365,700	20,572
Sony Financial Holdings Inc.	1,864,200	31,962
Tokyo Electron Ltd.	323,000	13,762
Toyota Motor Corp.	986,500	38,428

		243,342

Netherlands — 7.1%
Akzo Nobel NV	819,549	46,328
PostNL NV	4,321,507	15,050
Reed Elsevier NV	4,126,828	55,180

		116,558

Singapore — 3.2%
SembCorp Industries Ltd.	1,686,000	7,790
SembCorp Marine Ltd.	5,838,000	23,643
Singapore Airlines Ltd.	2,451,000	21,450

		52,883

South Korea — 2.9%
KT&G Corp.	634,645	48,365

Spain — 3.4%
Enagas SA	1,268,987	25,032
Red Electrica Corp. SA	152,479	7,229
Tecnicas Reunidas SA	504,384	23,450

		55,711

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	37

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2012

Causeway International Value Fund	Number of Shares	Value
Sweden — 1.1%
Skandinaviska Enskilda Banken AB, Class A	2,130,184	$17,836

Switzerland — 9.5%
Givaudan SA	32,365	30,713
Novartis AG	756,397	46,285
Roche Holding AG	167,321	31,258
UBS AG	1,690,647	20,582
Zurich Insurance Group AG	108,800	27,093

		155,931

United Kingdom — 22.0%
Aviva PLC	4,769,411	24,545
Balfour Beatty PLC	5,330,771	26,143
Barclays PLC	7,911,370	27,448
BG Group PLC	1,194,486	24,111
British American Tobacco PLC	838,617	43,057
Eurasian Natural Resources Corp. PLC	1,495,710	7,456
HSBC Holdings PLC	4,056,921	38,167
Michael Page International PLC	2,140,003	12,295
Petrofac Ltd.	876,614	22,578
Rexam PLC	3,439,784	24,157
Rio Tinto PLC	362,936	16,908
Rolls-Royce Group PLC	2,240,733	30,503
TESCO PLC	7,634,163	40,928
Vodafone Group PLC	8,199,265	23,270

		361,566

Total Common Stock
(Cost $1,526,947) — 97.2%		1,596,239

The accompanying notes are an integral part of the financial statements.

38	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2012

Causeway International Value Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.070% **	50,575,100	$50,575

Total Short-Term Investment
(Cost $50,575) — 3.1%		50,575

Total Investments — 100.3%
(Cost $1,577,522)		$1,646,814

Liabilities in Excess of Other Assets — -0.3%		(4,367)

Net Assets — 100.0%		$1,642,447

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2012.
1	Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.
2	Non-income producing security.

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2012, is as follows:

Counterparty	Settlement Date	Currency to Deliver (000)	Currency to Receive (000)	Unrealized Depreciation ($000)
State Street Global Markets	11/2/12	EUR 57,496	USD 72,087	$(1,823)

ADR	American Depositary Receipt
EUR	Euro
USD	US Dollar

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	39

SECTOR DIVERSIFICATION

As of September 30, 2012, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	% of Net Assets

Industrials	19.8%

Financials	16.8

Materials	13.8

Consumer Discretionary	10.3

Energy	9.8

Health Care	9.3

Consumer Staples	8.0

Telecommunication Services	3.8

Utilities	3.1

Information Technology	2.5

Total	97.2

Short-Term Investment	3.1

Liabilities in Excess of Other Assets	-0.3

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

40	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL VALUE FUND

9/30/12
ASSETS:
Investments at Value (Cost $1,577,522)	$1,646,814
Receivable for Fund Shares Sold	8,716
Receivable for Investment Securities Sold	3,763
Receivable for Dividends	3,485
Receivable for Tax Reclaims	3,164
Foreign Currency (Cost $1,016)	1,014
Prepaid Expenses	31

Total Assets	1,666,987

LIABILITIES:
Payable for Investment Securities Purchased	18,582
Payable for Fund Shares Redeemed	2,148
Unrealized Depreciation on Forward Foreign Currency Contracts	1,823
Payable due to Adviser	1,076
Other Accrued Expenses	502
Payable for Shareholder Services Fees — Investor Class	187
Payable for Trustees’ Fees	115
Payable due to Administrator	74
Unrealized Depreciation on Spot Foreign Currency Contracts	33

Total Liabilities	24,540

Net Assets	$1,642,447

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$1,972,033
Undistributed Net Investment Income	40,447
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(437,389)
Net Unrealized Appreciation on Investments	69,292
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,936)

Net Assets	$1,642,447

Net Asset Value Per Share (based on net assets of $1,204,193,235 ÷ 95,534,181 shares) — Institutional Class	$12.60

Net Asset Value Per Share (based on net assets of $438,253,634 ÷ 35,023,105 shares) — Investor Class	$12.51

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	41

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/11 to 9/30/12
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $5,929)	$50,002

Total Investment Income	50,002

EXPENSES:
Investment Advisory Fees	11,991
Shareholder Service Fees — Investor Class	992
Administration Fees	838
Custodian Fees	547
Transfer Agent Fees	508
Trustees’ Fees	262
Professional Fees	216
Printing Fees	95
Pricing Fees	52
Registration Fees	51
Other Fees	227

Total Expenses	15,779

Net Investment Income	34,223

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss from Security Transactions	(1,150)
Net Realized Gain from Foreign Currency Transactions	6,866
Net Change in Unrealized Appreciation on Investments	275,708
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(2,547)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	278,877

Net Increase in Net Assets Resulting from Operations	$313,100

The accompanying notes are an integral part of the financial statements.

42	Causeway International Value Fund

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/11 to 9/30/12	10/01/10 to 9/30/11
OPERATIONS:
Net Investment Income	$34,223	$47,109
Net Realized Gain (Loss) from Security Transactions	(1,150)	115,497 (1)
Net Realized Gain from Foreign Currency Transactions	6,866	136
Net Change in Unrealized Appreciation (Depreciation) on Investments	275,708	(283,136)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(2,547)	448

Net Increase (Decrease) in Net Assets Resulting From Operations	313,100	(119,946)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(33,987)	(16,726)
Investor Class	(12,203)	(12,188)

Total Dividends from Net Investment Income:	(46,190)	(28,914)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(2)	66,640	(465,862)
Redemption Fees(3)	30	84

Total Increase (Decrease) in Net Assets	333,580	(614,638)

NET ASSETS:
Beginning of Year	1,308,867	1,923,505

End of Year	$1,642,447	$1,308,867

Undistributed Net Investment Income	$40,447	$45,548

(1)	Includes realized gains from in-kind transaction (see Note 8 in Notes to Financial Statements).
(2)	See Note 7 in the Notes to Financial Statements.
(3)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	43

FINANCIAL HIGHLIGHTS

For the year or period ended September 30,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
Causeway International Value Fund †
Institutional
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)
2008	21.85	0.42	(5.68)	(5.26)	(0.45)	(4 .00)	(4.45)
Investor
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)
2008	21.71	0.39	(5.64)	(5.25)	(0.41)	(4.00)	(4.41)

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	Causeway International Value Fund

Redemption Fees ($)	Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

—	12.60	24.29	1,204,193	0.99	2.37	21
—	10.50	(10.05)	932,175	0.99	3.30	39
—	11.86	6.71	1,029,606	0.98	1.62	32
—	11.30	4.28	1,110,262	0.99	2.29	47
—	12.14	(29.24)	1,548,542	0.91	2.56	29

—	12.51	24.07	438,254	1.24	2.04	21
—	10.42	(10.28)	376,692	1.23	2.15	39
—	11.77	6.38	893,899	1.22	1.39	32
—	11.23	4.07	1,038,465	1.23	2.07	47
—	12.05	(29.40)	1,002,473	1.15	2.38	29

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	45

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”).The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the

46	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of September 30, 2012, all of the Fund’s investments in securities are considered Level 1 and forward foreign currency contracts are considered Level 2.

Other Financial Instruments – Liabilities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Forward Foreign Currency Contracts	$—	$1,823	$—	$1,823

Total Other Financial Instruments – Liabilities	$—	$1,823	$—	$1,823

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market –based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the year ended September 30, 2012, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current

Causeway International Value Fund	47

NOTES TO FINANCIAL STATEMENTS

(continued)

year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund

48	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the year ended September 30, 2012, the Institutional Class and Investor Class retained $22,548 and $7,204 in redemption fees, respectively.

Cash Equivalents – Idle cash may be swept into various money market sweep accounts and is classified as Cash Equivalents on the Statement of Assets and Liabilities. Amounts invested are generally available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the year ended September 30, 2012, the Fund received commission recapture payments of $46,427.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2013 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the year ended September 30, 2012.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2012, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

Causeway International Value Fund	49

NOTES TO FINANCIAL STATEMENTS

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2012, for the Fund were as follows:

Purchases (000)	Sales (000)
$388,486	$306,429

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to certain risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year, may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2012 (000):

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6,866	$(6,866)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows(000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$46,190	$—	$46,190
2011	28,914	—	28,914

50	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

As of September 30, 2012, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$38,591
Capital Loss Carryforwards	(418,562)
Unrealized Appreciation	55,770
Post October Losses	(7,241)
Other Temporary Differences	1,856

Total Accumulated Losses	$(329,586)

Post-October Capital represent losses realized on securities transactions from November 1, 2011 through September 30, 2012 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred before the effective date of the Regulated Investment Company Modernization Act of 2012 represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2012(000):

Expiring in Fiscal Year	Amount
2018	$416,778

Total capital loss carryforwards	$416,778

For the year ended September 30, 2012, the Fund did not utilize any capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years.

As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway International Value Fund	$1,784	$—	$1,784

At September 30, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$1,589,108	$208,851	$(151,145)	$57,706

7.	Capital Shares Issued and Redeemed (000)

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Value	Shares	Value
Institutional
Shares Sold	22,104	$259,468	15,334	$194,165
Shares Issued in Reinvestment of Dividends and Distributions	2,924	31,171	1,246	15,096
Shares Redeemed	(18,299)	(214,999)	(14,608)	(187,298)

Increase in Shares Outstanding Derived from Institutional Class Transactions	6,729	75,640	1,972	21,963

Causeway International Value Fund	51

NOTES TO FINANCIAL STATEMENTS

(concluded)

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Value	Shares	Value
Investor
Shares Sold	14,469	163,997	18,844	226,787
Shares Issued in Reinvestment of Dividends and Distributions	1,120	11,875	1,002	12,080
Shares Redeemed	(16,709)	(184,872)	(20,033)	(245,895)
Shares Redeemed In-Kind	—	—	(39,589)	(480,797)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(1,120)	(9,000)	(39,776)	(487,825)

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	5,609	$66,640	(37,804)	$(465,862)

8.	In-Kind Redemption

The redemption in-kind reflects the valuation of the underlying securities in accordance with the Fund’s pricing and valuation procedures. The share prices used to calculate the Fund’s net asset value were the same prices used to calculate the value of the redemption in-kind. For the year ended September 30, 2011, the Fund realized gains from in-kind redemptions of $12,553,479.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

52	Causeway International Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 29, 2012

Causeway International Value Fund	53

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2012, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.04%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2012, amounted to $4,495,491 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2012. In addition, for the fiscal year ended September 30, 2012, gross income derived from sources within foreign countries amounted to $39,943,995 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

54	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Board Members” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trust’s Statement of Additional Information (“SAI”) included additional information about the Trustees and Officers. The SAI may be obtained without charge by calling
1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEE

Hon. John A. G. Gavin Age: 81	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings international consulting and investment holding company) (since 1968); U.S. Ambassador to Mexico (1981-1986)	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and Wiley Funds

John R. Graham Age: 51	Trustee	Since 10/08	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	None

Lawry J. Meister Age: 50	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (since 2012)	5	None

Eric H. Sussman Age: 46	Trustee; Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Senior Lecturer (since July 2011) and Tenured Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)
INTERESTED TRUSTEE[5]

Mark D. Cone Age: 44	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	5	None

Causeway International Value Fund	55

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Secretary	Since 10/11	Associate Attorney of the Adviser (since 2004).	N/A	N/A

Dianne Sulzbach[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/11	Corporate Counsel of the Administrator (since 2011); Associate Counsel, Morgan Lewis & Bockius (2006-2010).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 55	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

56	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2012, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Value Fund	57

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

58	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value

Actual Portfolio Return
Institutional Class	$1,000.00	$1,010.40	0.97%	$4.89

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.21	0.97%	$4.91
Causeway International Value

Actual Portfolio Return
Investor Class	$1,000.00	$1,008.90	1.22%	$6.14

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.96	1.22%	$6.17

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

Causeway International Value Fund	59

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Value Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on July 30, 2012, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients,(4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2012, compared to the results of the MSCI EAFE Index (the “Index”) and the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category of funds. They noted that the Fund had outperformed the Index and the Morningstar category averages for the one-year, three-year, five-year, ten-year and since inception periods. They noted that the Fund’s Institutional Class

60	Causeway International Value Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

had outperformed the Index and the Morningstar category averages for the seven-year period, while the Investor Class had outperformed the Morningstar category average and slightly underperformed the Index for the seven-year period. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee is slightly lower than the average and median advisory fees charged by funds in the Fund’s Morningstar category, and its expense ratios are well below the average and median of the funds in that Morningstar category.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Causeway International Value Fund	61

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the July 30, 2012 meeting, the Trustees considered the approval of the Advisory Agreement and discussed the information and factors noted above with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2012.

62	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-004-0300

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2012, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2012 and 2011 were as follows:

	2012	2011
(a) Audit Fees	$206,720	$166,895
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$36,140	$42,700
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim analysis.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) For the fiscal year ended September 30, 2012, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $36,140 and $198,414, respectively. For the fiscal year ended September 30, 2011, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $42,700 and $178,492, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: December 7, 2012

*	Print the name and title of each signing officer under his or her signature.